EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
EARNINGS (LOSS) PER SHARE [Text Block]

14. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	2018	2017
Net income available to common shareholders for basic and diluted earnings per share	$7,792	$3,380
Weighted average number of common shares outstanding – basic	14,321,186	14,806,020
Effect of dilutive securities	90,817	14,293
Weighted average number of common shares outstanding – diluted	14,412,003	14,820,313

Earnings per share - reported
Basic	$0.54	$0.23
Diluted	$0.54	$0.23

a) Diluted earnings per share

Diluted earnings per share represents the net income per share if instruments convertible into common shares had been converted at the beginning of the period, or at the time of issuance, if later. In determining diluted earnings per share, the average number of common shares outstanding is increased by the number of shares that would have been issued if all share options with an issue price below the average share price for the period had been exercised at the beginning of the period, or at the time of issuance, if later. The average number of common shares outstanding is also decreased by the number of common shares that could have been repurchased on the open market at the average share price for the year by using the proceeds from the exercise of share options. Share options with a strike price above the average share price for the period are not adjusted because including them would be anti-dilutive.

As at December 31, 2018, 101,014 options (2017 – 563,995) were excluded from the diluted weighted average number of common shares calculation as their effect would have been anti-dilutive. The average market value of the Corporation’s shares for purposes of calculating the dilutive effect of share options was based on quoted market prices for the period during which the options were outstanding.